UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FAT	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock, par value $0.0001 per share	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2020, FAT Brands Inc. (the “Company”) issued a press release announcing its financial results for the thirteen week and the twenty-six week periods ending June 28, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company also hosted a conference call on August 6, 2020 in which the financial results were discussed. A replay will be available after the call until August 13, 2020 and can be accessed by dialing 1-844-512-2921. The passcode is 21967468.

The webcast will be available at www.fatbrands.com under the “invest” section and will be archived on the site shortly after the call has concluded.

Item 7.01 Regulation FD Disclosure.

On August 6, 2020, the Company provided supplemental financial information to be used in its earnings presentation for the for the thirteen week and the twenty-six week periods ending June 28, 2020 on its website at https://ir.fatbrands.com/events-and-presentations/default.aspx. A copy of the earning supplement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references such information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated August 6, 2020
99.2	Earnings Supplement Q2 - 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT Brands Inc.

Date: August 7, 2020	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer